SEMI-ANNUAL REPORT

JUNE 30, 1997

THE REVEST GROWTH & INCOME FUND

A NO-LOAD MUTUAL FUND
MANAGED IN MAINE

A VALUE ORIENTED
INVESTMENT IN SMALL AND
MEDIUM-SIZED COMPANY EQUITIES

A SERIES OF THE ROYCE FUND


PROFILE OF THE FUND

The REvest Growth & Income Fund ("REvest" or the "Fund") is an open-end, diversified management investment company. Jennifer E. Goff, President of Royce, Ebright & Associates, Inc. ("RE&A"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Trustees.

REvest seeks long-term growth and secondarily current income by investing in a diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis, and are limited to small and medium-sized companies, viewed by the Fund's investment adviser as having attractive financial characteristics and/or growth prospects. By combining the prospect of growth with a value-oriented selection process, we believe we are able to buy GREAT COMPANIS at GREAT PRICES. These tenets are elaborated upon in the following outline:

[PHOTO OF THE BACK OF A SUSAN B. ANTHONY DOLLAR]

-- SMALL & MID-CAP STOCKS - We believe these securities have more potential for capital appreciation as they have historically generated higher returns for investors, and are generally less well-known, and thus more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these securities will be income-producing, and 80% of these will be issued by companies with market capitalizations between $200 million and $2 billion.

[PHOTO OF THE BACK OF A SUSAN B. ANTHONY DOLLAR]

-- VALUE-ORIENTATION, PLUS GROWTH - We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. We then select companies from that group that have growth prospects which will allow them to increase their long-term value. REvest believes that profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy that we believe was present at the time of purchase.

[PHOTO OF THE BACK OF A SUSAN B. ANTHONY DOLLAR]

-- CONSISTENT PORTFOLIO CHARACTER - We will automatically close the Fund to new investors at the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium size company equities, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.


MANAGER'S LETTER

[PHOTO OF JENNIFER EBRIGHT GOFF]

Dear Friends and Fellow Shareholders:


As you are well aware of by now, Thomas R. Ebright, my father and the previous Portfolio Manager to the REvest Growth and Income Fund, passed away July 14. For those of you who knew him well, you will not be surprised to find out that in anticipation of the printing of this Semi-Annual Report, he had already begun working on his Manager's Letter. Upon discovering it, I felt compelled to include portions of his letter in this, my first Manager's Letter. By doing so, not only do I pay tribute to my mentor and partner, but he and I complete the "passing of the baton" in this our final, shared "event":

Even with an interest rate boost in the first half of the year, the large-cap equity market, characterized by the S&P 500 Index, continued its upward surge into a seventh unprecedented positive year, gaining 20.6% in early 1997. If history were a reliable guide, none of this should be happening! The S&P 500, by most fundamental historical standards, such as price-to-earnings, price-to-book and dividend yield, appears to be over-valued and therefore incapable of continuing the pace of the last few years. But then this market doesn't seem to pay much attention to history, or at least not yet!

Nothing much has changed for small company stocks either during early 1997. They continue to bring up the rear of the market for the fourth consecutive year, with the Russell 2000 Index up only 10.2%. REvest, with its small-company, value-oriented approach to investing, achieved a 9.4% gain for its shareholders during this period, running slightly behind this Index.

With the market at all-time highs, management decided to lower the risk profile of the Fund by raising its yield. We took some profits early in the year after several of our portfolio securities reached the price objectives set for them in our research process. The proceeds from those sales were invested primarily in several convertible bonds that we felt had capital gains promise and had high yields compared to the regular equities in the portfolio. We believed that the resulting higher-yield portfolio would be somewhat more conservative. This strategy worked well during the first quarter when market returns were more modest, but didn't work quite as well during the second quarter when the market once again went on a tear.

The environment for small-cap stocks does seem to be getting better albeit with little or no market recognition. The earnings growth of small-cap stocks for the latest quarter outpaced large-cap stocks 13% to 8%*. Meanwhile, small company prices have continued to lag those of their larger brethren. This would seem to suggest that this neglected sector may offer the investing public stronger earnings at relatively cheaper prices, a fact that can't go unnoticed for long!

We remain very confident that our portfolio is properly structured for the times. With its higher yield configuration, our portfolio offers some protection against market volatility. In addition, we continue to believe that our stocks, on average, have extremely attractive valuations as compared to the typical S&P 500 stock. And finally, we believe that our companies have "vitality factors" (characteristics that could result in the building of future value for shareholders) that will allow them to be strong financial performers, and hopefully strong market performers, in the next twelve to eighteen months.

Our hope is that small companies finally start to get some long overdue recognition in the second half of the year. As usual we will continue to maintain the "fixed" style that has been our stock in trade since the Fund's inception. Your continued support of this work through the ownership of your shares is much appreciated.

Sincerely,


S/JENNIFER EBRIGHT GOFF
Jennifer Ebright Goff
Portfolio Manager
President, Royce, Ebright & Associates, Inc.

August 1, 1997

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

*Source: The Wall Street Journal 8/4/97, Article entitled "Capital-Gains Cut Won't Hurt Small-Caps."

PORTFOLIO SUMMARY

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of June 30, 1997.

For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.


PORTFOLIO COMPOSITION                  Value                % of Net Assets
___________________________________________________________________________

 Common Stocks:
   Micro-Caps (under $200M)        $  5,897,606                  10.6%
   Small-Caps ($200M - $1B)          30,140,375                  54.3%
   Mid-Caps ($1B - $2B)               9,028,312                  16.3%
  Convertible Bonds                   6,118,299                  11.0%
  Non-Convertible Bond                  717,500                   1.3%
  Cash & Other Net Assets             3,583,233                   6.5%
                                      ---------                  ----
   Total Net Assets                 $55,485,325                 100.0%
                                     __________                 _____
                                     __________                 _____




INDUSTRY CONCENTRATION                              % of Net Assets
___________________________________________________________________

 Consumer Products                                      13.9%
 Industrial Cyclicals                                   13.6%
 Technology                                             13.0%
 Financial                                              12.7%
 Services                                               10.5%
 Energy                                                  8.9%
 Health                                                  8.9%
 Real Estate                                             7.5%
 Cash                                                    6.5%
 Retail                                                  4.5%



AVERAGE FINANCIAL CHARACTERISTICS OF PORTFOLIO COMPANIES
_______________________________________________________________________

 Market Capitalization                                 $568.5M
 P/E Ratio                                               17.8X
 P/B Ratio                                                2.2X
 Return on Assets                                         7.1%
 Return on Equity                                        13.3%
 Compound 5-Year Growth Rate                             21.1%
 Gross Portfolio Yield                                    2.9%



TOP TEN POSITIONS                                  MARKET VALUE             % OF NET ASSETS
___________________________________________________________________________________________

 1.  Berry Petroleum Company                        $1,653,000                    3.0%
 2.  Cousins Properties Incorporated                 1,248,750                    2.3%
 3.  Penn Virginia Corporation                       1,225,000                    2.2%
 4.  Helix Technology Corporation                    1,215,000                    2.2%
 5.  Russ Berrie and Company, Inc.                   1,206,562                    2.2%
 6.  Oxford Industries, Inc.                         1,163,375                    2.1%
 7.  In Focus Systems, Inc.                          1,153,125                    2.1%
 8.  Matthews International Corporation Class A      1,095,000                    2.0%
 9.  Baldor Electric Company                         1,093,813                    2.0%
10.  Cohu, Inc.                                      1,093,750                    2.0%



PERFORMANCE DISCUSSION

In the first half of 1997, there was once again significant performance divergence, both by capitalization-size and by style. Large-cap stocks continued to outpace small-cap stocks, with the S&P 500 Index up 20.6% and the Russell 2000 Index up 10.2%. Within the small-cap universe, the Russell 2000 Value Index outdid the Russell 2000 Growth Index, 14.8% versus 5.2%, respectively. REvest finished this period up 9.4% just slightly behind its benchmark, the Russell 2000 Index.

Probably the most notable difference in the early going of 1997, however, was the performance differential between the first and second quarters. In the first quarter, the S&P 500 was up only 2.7%, followed by a 17.5% upward bound in the second quarter. The Russell 2000, on the other hand, was actually down 5.2% in the first quarter, only to recoup its losses with a 16.2% rise in the second quarter. REvest significantly outperformed the small company index in the first quarter, up 1.4%, and then significantly underperformed this same index, up only 7.8% in the second quarter.

All that REvest proved so far in 1997 was that it was much less volatile than the index for its sector. With the market valuations at all-time highs, management believes that the steps it took in early 1997 to give the Fund a lower risk profile by raising its yield are entirely appropriate. Our belief is that the second half of 1997 will see a much more modest market where risk control will have a pay-off for our investors.

COMPARSION OF CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT ON 8/1/94* BETWEEN THE REVEST GROWTH & INCOME FUND, THE S&P500 AND THE RUSSELL 2000 [LINE GRAPH]


                    REVEST              RUSSELL 2000              S&P500

9/30/94             $10,040               $10,523                 $10,165
12/31/94              9,710                10,330                  10,160
3/31/95              10,097                10,506                  11,150
6/30/95              10,699                11,808                  12,211
9/30/95              11,357                12,976                  13,186
12/31/95             11,283                13,264                  13,970
3/31/96              11,915                13,942                  14,720
6/30/96              12,355                14,643                  15,395
9/30/96              12,710                14,688                  15,873
12/31/96             13,799                15,453                  17,183
3/31/97              13,966                14,654                  17,644
6/30/97              15,096                17,029                  20,723




                                PERIOD            YEAR            YEAR
                                ENDED             ENDED           ENDED
                               6/30/97           12/31/96        12/31/95
                               -------           --------        --------

REvest total return              9.4%              22.3%           16.2%
S&P 500 total return            10.2%              16.5%           28.4%
Russell 2000 total return       20.6%              23.0%           37.5%


The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, Russell 2000 Value and Growth indices, unmanaged indices representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

SCHEDULE OF INVESTMENTS (AT 6/30/97 - UNAUDITED)



Common Stocks and Bonds- 93.5%
Shares or Principal Value                                                        Cost                          Value
-------------------------                                                        ----                          -----
CONSUMER PRODUCTS - 13.9%
    55,000   Haggar Corporation                                         $     818,606                  $     701,250
    45,000   In Focus Systems, Inc.*                                        1,021,375                      1,153,125
    30,000   LaDZDBoy Incorporated                                            912,769                      1,080,000
    17,000   National Presto Industies, Inc.                                  703,774                        685,313
  $800,000   Outboard Marine Corporation 7% Conv. Sub. Deb. due 7/01/02       799,990                        798,000
    41,000   Oxford Industries, Inc.                                          796,870                      1,163,375
    55,000   Russ Berrie and Company, Inc.                                    888,440                      1,206,562
    25,000   The Toro Company                                                 874,025                        946,875
                                                                              -------                        -------
                                                                            6,815,849                      7,734,500
                                                                            ---------                      ---------

ENERGY - 8.9%
    34,000   Barrett Resources Corporation*                                   899,081                      1,017,875
    87,000   Berry Petroleum Company Class A                                  999,411                      1,653,000
    25,000   Penn Virginia Corporation                                        898,437                      1,225,000
$1,000,000   Snyder Oil Corporation 7% Conv. Sub. Notes due 5/15/01           920,963                      1,035,099
                                                                              -------                      ---------
                                                                            3,717,892                      4,930,974
                                                                            ---------                      ---------

FINANCIAL - 12.7%
    39,000   Donegal Group Inc.                                               713,315                        950,625
    30,000   Keystone Financial, Inc.                                         629,815                        937,500
    30,898   Keystone Heritage Group, Inc.                                    627,040                        971,356
    20,000   Mercantile Bankshares Corporation                                459,492                        800,000
    26,000   Peoples Heritage Financial Group, Inc.                           421,425                        984,750
    25,000   The Peoples State Bank                                           406,250                        456,250
    20,000   Protective Life Corporation                                      542,057                      1,005,000
    24,500   Susquehanna Bancshares, Inc.                                     636,856                        961,625
                                                                              -------                        -------
                                                                            4,436,250                      7,067,106
                                                                            ---------                      ---------

HEALTH - 8.9%
    32,000   Analogic Corporation                                             989,806                      1,088,000
    27,500   Arrow International, Inc.                                        800,083                        804,375
    25,200   Diagnostic Products Corporation                                  740,851                        795,375
    42,000   Haemonetics Corporation*                                         689,890                        803,250
    40,000   IDEXX Laboratories, Inc.*                                        537,875                        497,500
    40,000   Invacare Corporation                                             894,785                        935,000
                                                                              -------                        -------
                                                                            4,653,290                      4,923,500
                                                                            ---------                      ---------

INDUSTRIAL CYCLICALS - 13.6%
    37,000   Baldor Electric Company                                          902,040                      1,093,813
    40,000   CLARCOR Inc.                                                     830,975                        990,000
    45,000   Control Devices, Inc.                                            561,074                        573,750
    37,000   Greif Brothers Corporation Class A                               909,760                        999,000
    20,000   Kimball International, Inc. Class B                              540,520                        805,000
    30,000   Matthews International Corporation Class A                       621,337                      1,095,000
    25,000   Rayonier Inc.                                                    908,125                      1,051,562
    31,000   Teleflex, Incorporated                                           615,635                        968,750
                                                                              -------                        -------
                                                                            5,889,466                      7,576,875
                                                                            ---------                      ---------

REAL ESTATE - 7.5%
    45,000   Cavalier Homes, Inc.                                             486,763                        450,000
    45,000   Cousins Properties Incorporated                                  899,999                      1,248,750
    41,000   Manufactured Home Communities, Inc.                              762,320                        945,563
    34,000   New Plan Realty Trust                                            701,292                        750,125
  $800,000   Sizeler Property Investors, Inc. 8% Conv. Sub. Deb. due 7/15/03  742,566                        766,000
                                                                              -------                        -------
                                                                            3,592,940                      4,160,438
                                                                            ---------                      ---------

The accompanying notes are an intergral part of the financial statements


Shares or Principal Value                                                        Cost                          Value
-------------------------                                                        ----                          -----
RETAIL - 4.5%
    22,000   Cracker Barrel Old Country Store, Inc.                     $     455,006                  $     583,000
    46,000   The Dress Barn, Inc.*                                            433,587                        897,000
    28,000   Hannaford Brothers Company .                                     795,147                        995,750
                                                                              -------                        -------
                                                                            1,683,740                      2,475,750
                                                                            ---------                      ---------

SERVICES - 10.5%
  $800,000   Airborne Freight Corporation 6.75% Conv. Sub. Deb. due 8/15/01   809,000                        949,000
    23,000   Chemed Corporation                                               886,460                        861,062
    78,000   Lucor, Inc. Class A*                                             454,375                        394,875
  $800,000   MacNeal Schwendler Corp. 7.875% Conv. Sub. Deb due 8/18/04       772,706                        804,000
    27,000   Progress Software Corp.*                                         414,483                        432,000
  $747,000   Richardson Electronics, Ltd. 8.25% Conv. Sub. Deb. due 6/15/06   647,400                        642,420
  $153,000   Richardson Electronics, Ltd. 7.25% Conv. Sub. Deb. due 12/15/06  132,345                        116,280
  $700,000   Sequa Corporation 9.375% Sr. Sub. Notes dues 12/15/03            696,834                        717,500
    30,000   The Standard Register Company                                    638,085                        918,750
                                                                              -------                        -------
                                                                            5,451,688                      5,835,887
                                                                            ---------                      ---------

TECHNOLOGY - 13.0%
    54,500   Cirrus Logic, Inc.*                                              897,419                        572,250
    35,000   Cohu, Inc.                                                       701,733                      1,093,750
    65,000   Exabyte Corporation*                                             883,875                        832,812
    50,000   FEI Company*                                                     627,063                        787,500
    30,000   Helix Technology Corporation                                     909,153                      1,215,000
    51,000   Salient 3 Communications, Inc. Class A                           702,013                        612,000
 1,000,000   VLSI Technology, Inc. 8.25% Conv. Sub. Notes due 10/01/05        972,981                      1,007,500
    35,000   Watkins-Johnson Co.                                              914,950                      1,076,250
                                                                              -------                      ---------
                                                                            6,609,187                      7,197,062
                                                                            ---------                      ---------
             TOTAL COMMON STOCKS AND CORPORATE BONDS                       42,850,302                     51,902,092


U.S. TREASURY OBLIGATIONS - 3.6%
$1,000,000   U.S. Treasury Notes 6.00% due 9/30/98                          1,000,937                      1,001,090
$1,000,000   U.S. Treasury Notes 6.00% due 10/15/99                           987,266                        997,970
                                                                              -------                        -------


             TOTAL U.S. TREASURY OBLIGATIONS                                1,988,203                      1,999,060


REPURCHASE AGREEMENT - 1.8%
             State Street Bank and Trust Company, 5.15% dated 6/30/97,
             due 7/01/97, maturity value $1,000,143, (collateralized by U.S.
             Treasury Notes, 6.25% due 6/30/98, valued at $1,024,782)       1,000,000                      1,000,000
                                                                            ---------                      ---------


TOTAL INVESTMENTS - 98.9%                                                 $45,838,505                     54,901,152
                                                                           __________
                                                                           ----------
             CASH AND OTHER ASSETS LESS LIABILITIES - 1.1%                                                   584,173
                                                                                                             -------
             TOTAL NET ASSETS - 100.0%                                                                   $55,485,325
                                                                                                          __________
                                                                                                          __________


*Non-income producing.
INCOME TAX INFORMATION - The cost for federal income tax purposes was $45,838,505. At June 30, 1997, net unrealized appreciation for all securities amounted to $9,062,647, consisting of aggregate gross unrealized appreciation of $9,849,779 and aggregate gross unrealized depreciation of $787,132.

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES (AT 6/30/97 - UNAUDITED)


ASSETS:
Investments at value (identified cost $45,838,505)                        $54,901,152
Cash                                                                          268,680
Receivable for capital shares sold                                            183,814
Receivable for dividends and interest                                         205,572
Prepaid expenses and other assets                                               3,483
                                                                           __________
  TOTAL ASSETS                                                             55,562,701
                                                                           __________

LIABILITIES:
Payable for capital shares redeemed                                            10,000
Investment advisory fee payable                                                43,321
Accrued expenses                                                               24,055
                                                                           __________
  TOTAL LIABILITIES                                                            77,376
                                                                           __________
  NET ASSETS                                                              $55,485,325
                                                                           __________
                                                                           __________

ANALYSIS OF NET ASSETS:
Distributions in excess of net investment income                          $      (254)
Accumulated net realized gain on investments                                2,148,887
Net unrealized appreciation on investments                                  9,062,647
Capital shares                                                                  4,191
Additional paid-in capital                                                 44,269,854
                                                                           __________
  NET ASSETS                                                              $55,485,325
                                                                           __________
                                                                           __________

PRICING OF SHARES:
Net asset value, offering and redemption price per share
($55,485,325 DIVIDED BY 4,190,996 shares outstanding)                                   $13.24
                                                                                _____
                                                                                _____



STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months ended         Year ended
                                                                                 June 30, 1997          December 31,
                                                                                  (unaudited)              1996
                                                                                   __________           __________

INVESTMENT OPERATIONS:
Net investment income                                                            $    429,196          $    670,454
Net realized gain on investments                                                    2,163,729             2,201,712
Net change in unrealized appreciation on investments                                1,730,078             4,806,560
                                                                                     ________             _________
  Net increase in net assets from investment operations                             4,323,003             7,678,726

DIVIDENDS AND DISTRIBUTIONS:
Net investment income                                                                (417,747)             (675,154)
Net realized gain on investments                                                        --               (2,223,159)
                                                                                      _______             _________
                                                                                     (417,747)           (2,898,313)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets from capital share transactions                          9,481,222             1,514,553
                                                                                    _________             _________
NET INCREASE IN NET ASSETS                                                         13,386,478             6,294,966
NET ASSETS:
  Beginning of period                                                              42,098,847            35,803,881
                                                                                   __________            __________
  End of period (including distributions in excess of net investment income of
    $254 and $11,703, respectively)                                               $55,485,325           $42,098,847
                                                                                   __________            __________
                                                                                   __________            __________



The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS (FOR THE SIX MONTHS ENDED 6/30/97 - UNAUDITED)


INVESTMENT INCOME:
Income:
    Dividends                                                                     $   438,546
    Interest                                                                          283,627
                                                                                     ________
      Total Income                                                                    722,173
                                                                                     ________
Expenses:
  Investment advisory fee                                                             225,395
  Custodian and transfer agent fees                                                    18,431
  Professional fees                                                                     8,095
  Administrative and office facilities expenses                                        14,527
  Federal and state registration fees                                                   9,114
  Trustees' fees                                                                        3,302
  Other expenses                                                                       14,113
                                                                                      _______
     Total Expenses                                                                   292,977
                                                                                      _______
     Net Investment Income                                                            429,196
                                                                                      _______

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                    2,163,729
Net change in unrealized appreciation on investments                                1,730,078
                                                                                    _________
Net realized and unrealized gain on investments                                     3,893,807
     __________
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                              $4,323,003
                                                                                    __________
                                                                                    __________


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.

                                                           Six Months ended                                      Period ended
                                                             June 30, 1997      Years ended December 31,         December 31,
                                                             (unaudited)           1996        1995                  1994
                                                           __________________________________________________________________

NET ASSET VALUE, BEGINNING OF PERIOD                             $12.21           $10.73       $9.66               $10.00
                                                                  _____            _____        ____                _____
   INVESTMENT OPERATIONS:
   Net Investment Income                                           0.11             0.21        0.18                 0.04
   Net realized and unrealized gain (loss) on
    investments                                                    1.03             2.16        1.38                (0.33)
                                                                   ____             ____        ____                 ____
              Total from investment operations                     1.14             2.37        1.56                (0.29)
                                                                   ____             ____        ____                 ____
   DIVIDENDS AND DISTRIBUTIONS:
   Net investment income                                          (0.11)           (0.21)      (0.17)               (0.05)
   Net realized gain on investments                                 --             (0.68)      (0.32)                 --
                                                                   ____             ____        ____                 ____
               Total dividends and distributions                  (0.11)           (0.89)      (0.49)               (0.05)
                                                                   ____             ____        ____                 ____
NET ASSET VALUE, END OF PERIOD                                   $13.24           $12.21      $10.73                $9.66
                                                                  _____            _____       _____                 ____
TOTAL RETURN                                                       9.4%            22.3%       16.2%                 -2.9%
RATIOS/SUPPLMENTAL DATA:
Net Assets, End of Period (in thousands)                        $55,485          $42,099     $35,804               $21,676
Ratio of Expenses to Average Net Assets (a)                      1.30%*            1.29%       1.30%                1.42%*
Ratio of Net Investment Income to Average Net Assets             1.90%*            1.78%       1.73%                1.45%*
Portfolio Turnover Rate                                            26%               64%         53%                   5%
Average Commission Rate Paid+                                   $0.0603          $0.0580         --                   --


* Annualized.
+ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
(a) The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.78% for the period ended December 31, 1994.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
The REvest Growth & Income Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. The Fund commenced operations on August 1, 1994.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a.  VALUATION OF INVESTMENTS:
Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made, or if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b.  INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c.  EXPENSES:
Expenses directly attributable to the Fund are charged to the Fund's operations while expenses which are applicable to all Funds are allocated in an equitable manner.

d.  TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information".

e.  DISTRIBUTIONS:
The Fund declares dividends on a quarterly basis and capital gain distributions annually. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

f.  REPURCHASE AGREEMENTS:
The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2.  INVESTMENT ADVISER:
Under the Trust's investment advisory agreement with Royce, Ebright & Associates, Inc. ("RE&A"), the Fund accrued and paid RE&A fees totaling $225,395 for the six months ended June 30, 1997. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are computed daily and are payable monthly to RE&A.

3.  FUND SHARES:
The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:


                              Six Months ended
                               June 30, 1997               Year ended
                                (unaudited)             December 31, 1996
                              ________________          _________________
                              Shares      Amount         Shares    Amount
                              ------      ------         ------    ------
Sold                          1,295,461   $16,479,269    417,971   $4,876,471
Issued as reinvested
  dividends and
 distributions                   30,143       388,187    223,492   2,702,689
Redeemed                       (582,731)   (7,386,234)  (528,815) (6,064,607)


Shares redeemed within one year of purchase are subject to a 1.0% redemption fee.

4.  PURCHASES AND SALES OF SECURITIES:
For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $19,646,404 and $11,671,263, respectively.

IN MEMORIAL

[PHOTO OF THOMAS R. EBRIGHT]

The officers, directors and employees of Royce, Ebright & Associates, Inc.
wish to pay special tribute to the late Thomas R. Ebright, founder of RE&A, whose life prematurely ended on July 14, 1997. He will be sorely missed.

His dedication to the field of small-cap, value investing and to providing premium, long term returns to shareholders through a "fixed" style of money management is shared by current management and will continue to be a vital part of the philosophy of the Fund going forward.

CUSTOMER SERVICE

1. IF I NEED LITERATURE OR HAVE QUESTIONS ABOUT THE FUND WHO MAY I CALL?
   Call Mike McNamara, RE&A's customer service officer, at 800-277-5573.
   The RE&A office is open from 9:00am to 5:30pm (Eastern Time) every business day.

2. IF I HAVE QUESTIONS ABOUT THE FUND'S INVESTMENTS WHO SHOULD I CALL?
   Call Jennifer Goff, the Fund's portfolio manager, at 800-277-5573.
   We're one of a small number of funds where the manager is available to talk directly to investors. If Jen's traveling she'll return your call when she returns to the office. We try to treat our investors as true partners with us, in the Fund.

3. HOW OFTEN DOES THE FUND MAIL OUT STATEMENTS?
   Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January
   31st of each year.  The Fund distributes formal Semi-Annual and Annual
   Reports which are mailed to each shareholder in August and February.

4. IS IT CORRECT THAT THERE ARE NO SALES CHARGES OR 12b-1 FEES?
   Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds. You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

5. IS THE FUND AVAILABLE FOR IRA INVESTMENTS AND OTHER RETIREMENT PLANS?
   Yes, the Fund offers both IRA and 403(b)(7) plans to its investors.
   Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

6. WHEN DOES THE FUND PAY INCOME AND CAPITAL GAIN DISTRIBUTIONS?
   The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to shareholders by calling the RE&A office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

7. WHY DOES THE FUND IMPOSE A 1% REDEMPTION FEE DURING THE FIRST YEAR OF
   OWNERSHIP?
   This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1% fee recovers the costs of this disruption for the rest of the shareholders.




                                          HISTORICAL PRICE & DISTRIBUTION CHART
Quarter                        Payable         Distribution                          Reinvest
Ended           Price           Date              Amount            Type              Price
---------------------------------------------------------------------------------------------

8/01/94*        10.00*
9/30/94         10.04                              None
12/31/94         9.66         12/30/94             0.050           Income             9.66

3/31/95         10.00          3/24/95             0.045           Income             9.91
6/30/95         10.55          6/30/95             0.045           Income            10.55
9/30/95         11.16          9/25/95             0.040           Income            11.20
12/31/95        10.73         12/29/95             0.040           Income            10.73
                              12/29/95             0.160          ST Gains           10.73
                              12/29/95             0.160          LT Gains           10.73

3/31/96         11.26          3/15/96             0.050           Income            11.06
6/30/96         11.65          6/14/96             0.050           Income            11.90
9/30/96         11.92          9/13/96             0.060           Income            11.77
12/31/96        12.21         12/31/96             0.050           Income            12.21
                              12/31/96             0.160          ST Gains           12.21
                              12/31/96             0.520          LT Gains           12.21

3/31/97         12.33          3/14/97             0.055           Income            12.64
6/30/97         13.24          6/13/97             0.055           Income            13.09


*Initial offering date and price.

Special Note: The Fund maintains a "direct" mailing list especially for its "street name" shareholders. This will speed up your receipt of all Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please call Mike McNamara, our customer service officer, and he will add your name.

This report must be accompanied or preceded by a current Prospectus of the Fund.

ROYCE, EBRIGHT  ASSOCIATES, INC.
INVESTMENT ADVISER
50 PORTLAND PIER
PORTLAND, ME 04101-4721
(207) 774-7455  (800) 277-5573
FAX (207) 772-7370

REVEST
GROWTH & INCOME FUND
1414 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019
(800) 221-4268

A SERIES OF THE ROYCE FUND